UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2026
CRANE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-41570		88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.
Crane Company (the “Company”) held its Annual Meeting of Stockholders on April 27, 2026 (the “Annual Meeting”). The voting results were as follows:

Proposal 1
The following nine Directors were elected to serve until the 2027 Annual Meeting of Stockholders.

Martin R. Benante
Votes for	49,128,466
Votes against	301,722
Abstained	64,405
Broker non-votes	2,974,070

Sanjay Kapoor
Votes for	49,101,519
Votes against	311,543
Abstained	81,531
Broker non-votes	2,974,070

Ronald C. Lindsay
Votes for	49,029,119
Votes against	397,657
Abstained	67,817
Broker non-votes	2,974,070

Susan D. Lynch
Votes for	49,185,268
Votes against	244,016
Abstained	65,309
Broker non-votes	2,974,070

Ellen McClain
Votes for	49,074,631
Votes against	355,292
Abstained	64,670
Broker non-votes	2,974,070

Charles G. McClure, Jr.
Votes for	49,045,263
Votes against	407,271
Abstained	42,059
Broker non-votes	2,974,070

Max H. Mitchell
Votes for	49,021,386
Votes against	432,728
Abstained	40,479
Broker non-votes	2,974,070

Jennifer M. Pollino
Votes for	48,889,839
Votes against	558,126
Abstained	46,628
Broker non-votes	2,974,070

James L.L. Tullis
Votes for	49,139,544
Votes against	301,145
Abstained	53,904
Broker non-votes	2,974,070

Proposal 2
The stockholders ratified the selection of Deloitte & Touche LLP as independent auditors for the Company for 2026.

Votes for	51,933,990
Votes against	474,412
Abstained	60,261
Broker non-votes	0

Proposal 3
The stockholders approved, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 13, 2026.

Votes for	48,555,251
Votes against	813,692
Abstained	125,650
Broker non-votes	2,974,070

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

April 27, 2026

	By:	/s/ Anthony M. D'lorio
Anthony M. D'lorio
Executive Vice President, General Counsel and Secretary

4